Exhibit 99.2

October-16 October-17 October-16 October-17 RAV4 26,429 34,086 CAMRY 29,562 26,252 COROLLA 29,735 24,667 HIGHLANDER 17,668 17,461 TACOMA 15,875 15,804 Toyota U.S. October 2017 vehicle sales - Toyota Division Top 5 makes • The U . S . automobile SAAR figure for October 2017 came in at 17 . 98 M units, up from 17 . 8 M units in October 2016 . • TMNA reported October 2017 sales of 188 , 434 units . With one less selling day in October 2017 compared to October 2016 , sales were up 1 . 1 % on a volume basis and up 5 . 2 % on a daily selling rate (DSR) basis . • Lexus posted October 2017 sales of 22 , 894 units, down 7 . 7 % from October 2016 on a volume basis, and down 4 % on a DSR basis . • North American production for October 2017 totaled 127 , 962 units, a volume decrease of 8 . 7 % from October 2016 . Source: Toyota, Bloomberg, Ward’s Automotive Group TMS monthly results include fleet sales volume ‡ “Other” consists of Central and South America, Oceania, Africa and the Middle East Source : TMC company filings . TOYOTA MOTOR NORTH AMERICA (TMNA) INC . MONTHLY RESULTS TOYOTA MOTOR CORPORATION (TMC) FINANCIAL RESULTS Toyota Business Highlights Q2FY2018 165,540 22,894 Toyota Motor Sales (TMS) U.S.A. Inc. October 2017 vehicle sales Toyota Division Lexus Division 0 50 100 150 200 250 300 6 8 10 12 14 16 18 20 Oct-12 Jan-13 Apr-13 Jul-13 Oct-13 Jan-14 Apr-14 Jul-14 Oct-14 Jan-15 Apr-15 Jul-15 Oct-15 Jan-16 Apr-16 Jul-16 Oct-16 Jan-17 Apr-17 Jul-17 Oct-17 Toyota U.S. light vehicle sales (units in thousands) Seasonally adjusted annual rate (units in millions) U.S. Light Vehicle Seasonally Adjusted Annual Rate (SAAR) and Toyota Motor Sales (TMS), U.S.A. Inc. Sales October 2012 - October 2017 Production (units) Q2 FY2017 Q2 FY2018 Japan 1,059 1,039 North America 508 438 Europe 135 152 Asia 409 406 Other‡ 129 141 Sales (units) Q2 FY2017 Q2 FY2018 Japan 567 543 North America 684 672 Europe 212 229 Asia 381 382 Other‡ 347 349 Units in thousands TMC consolidated financial performance Q2 FY2017 Q2 FY2018 Net Revenues ¥6,481,420 ¥7,143,601 Operating Income (Loss) 474,635 522,247 Net Income attributable to TMC (Loss) 393,708 458,272 TMC Consolidated Balance Sheet Current Assets ¥15,653,139 ¥18,125,724 Noncurrent finance receivables, net 7,944,409 9,563,857 Total Investments and other assets 10,889,726 12,179,291 Property, plant and equipment, net 9,288,831 10,384,159 Total Assets ¥43,776,105 ¥50,253,031 Liabilities ¥26,333,841 ¥30,846,844 Mezzanine equity 483,452 489,550 Shareholders' equity 16,958,812 18,916,637 Total Liabilities and Shareholders' Equity ¥43,776,105 ¥50,253,031 Operating Income (Loss) by geographic region Japan ¥194 ¥321 North America 140 55 Europe 26 17 Asia 95 110 Other‡ 26 32 Inter-segment elimination and/or unallocated amount -6 -13 Yen in millions Yen in billions October-16 October-17 October-16 October-17 RX 8,044 8,374 ES 4,190 3,365 NX 4,274 4,540 IS 2,523 1,972 GX 1,822 2,090 Toyota U.S. October 2017 vehicle sales - Lexus Division Top 5 makes Exhibit 99.2

27.7 25.2 52.0 58.3 14.2 14.6 $0 $10 $20 $30 $40 $50 $60 $70 $80 $90 $100 $110 9/30/2016 9/30/2017 Amount ($billions) TMCC Consolidated Financial Liabilities Comparison Secured notes & loans payable Unsecured notes & loans payable Commercial Paper TOYOTA MOTOR CREDIT CORPORATION (TMCC) FINANCIAL RESULTS • Our consolidated net income was $ 117 million for the second quarter of fiscal 2018 compared to net income of $ 163 million for the same periods of fiscal 2017 . The decrease in net income for the second quarter of fiscal 2018 compared to the same period in fiscal 2017 was primarily due to a $ 155 million increase in interest expense, a $ 69 million decrease in realized gains, net on investments in marketable securities, and a $ 36 million increase in depreciation on operating leases, partially offset by a $ 151 million increase in total financing revenues, a $ 34 million decrease in provision for credit losses, and a $ 25 million decrease in provision for income taxes . • The provision for credit losses remained relatively consistent at $ 212 million and $ 213 million for the first half of fiscal 2018 and fiscal 2017 , respectively . We recorded a provision for credit losses of $ 127 million and $ 161 million for the second quarter of fiscal 2018 and fiscal 2017 , respectively . The decrease in the provision for credit losses for the second quarter of fiscal 2018 compared to the same period in fiscal 2017 was attributable to favorable credit loss experience . • Our delinquencies increased to 0 . 36 percent at September 30 , 2017 compared to 0 . 27 percent at March 31 , 2017 and 0 . 33 percent at September 30 , 2016 . Despite declines in our net charge - offs and average loss severity for the first half of fiscal 2018 as compared to the same period in fiscal 2017 , we have seen increasing trends in delinquencies, default frequency, and average loss severity over the last few years . Changes in the economy that impact the consumer such as increasing interest rates, and a rise in the unemployment rate as well as higher debt balances, coupled with deterioration in actual and expected used vehicle values, could result in increases to our credit losses . 1 TMCC market share represents the percentage of total domestic TMS sales of new Toyota and Lexus vehicles financed by us, excluding sales under dealer rental car and commercial fleet programs and sales of a private Toyota distributor * TMCC consumer portfolio includes TMCC and its consolidated subsidiaries SHORT - TERM FUNDING PROGRAMS • Toyota Motor Credit Corporation (TMCC ) ‡ , Toyota Credit de Puerto Rico Corp . (TCPR), Toyota Credit Canada Inc . (TCCI )†, Toyota Finance Australia Limited ( TFA )† and Toyota Motor Finance (Netherlands) B . V . ( TMFNL )† maintain direct relationships with institutional commercial paper investors through TMCC’s Sales & Trading team , providing each access to a variety of domestic and global markets through five, distinct 3 (a)(3) programs . • TMCC ‡ commercial paper outstanding under our commercial paper programs ranged from approximately $ 25 . 3 billion to $ 26 . 8 billion during the quarter ended September 30 , 2017 , with an average outstanding balance of $ 26 . 1 billion . As of September 30 , 2017 , our commercial paper had a weighted average remaining maturity of 99 days . † TCCI, TFA, TMFNL and TMCC are subsidiaries of Toyota Financial Services Corporation, a wholly - owned subsidiary of Toyota Motor Corporation ‡ TMCC consolidated financial liabilities include TMCC and its consolidated subsidiaries, which includes TCPR LET’S GO PLACES We are in the process of moving our corporate headquarters operations from Torrance, CA to Plano, TX as part of Toyota Motor Corporation’s consolidation of its three North American headquarters for manufacturing, sales and marketing, and finance operations to a single headquarters facility . Please reference the Investor Relations section of toyotafinancial . com, for important info and filings . Forward looking statements are subject to risks and uncertainties that could cause actual results to fall short of current ex pec tations. Toyota and its affiliates discuss these risks and uncertainties in filings they make with the Securities and Exchan ge Commission. This presentation does not constitute an offer to purchase any securities. Any offer or sale of securities will be made only by means of a prospectus a nd related documentation . The Sales & Trading team engages in direct dialogue with institutional investors delivering a variety of fixed income products to meet our clients’ investment objectives and risk tolerances . We focus on providing simple, personal, and proactive service in the execution of all trades . Sales and Trading Contacts Jeffrey DeSilva | Region Manager (469) 486 - 6759 jeffrey.desilva@toyota.com Norman Brem | Funding & Liquidity Analyst (469) 486 - 6760 norman.brem@toyota.com James J Kim | Funding & Liquidity Analyst (469) 486 - 5960 james.kim@toyota.com Nicholas Ro, CFA | National Manager (469) 786 - 8961 nicholas.ro@toyota.com Jason Kelley | Region Manager (469) 486 - 5301 jason.kelley@toyota.com Andrew Huang, CFA | Funding & Liquidity Analyst (469) 786 - 8219 andrew.huang@toyota.com Peter T Pang | Funding & Liquidity Analyst (469) 486 - 5244 peter.pang@toyota.com 167 74 154 172 64 139 0 200 New retail contracts Used retail contracts Lease contracts units in thousands TMCC - Vehicle Financing Volume Q2 FY2017 Q2 FY2018 62.3% 28.4% 85.7% 57.6% 25.0% 93.5% 0% 20% 40% 60% 80% 100% New retail contracts Used retail contracts Lease contracts TMCC - Percentage of Contracts Subvened Q2 FY2017 Q2 FY2018 TMCC Financial Performance Q2 FY2017 Q2 FY2018 Total financing revenues $2,496 $2,647 Income before income taxes $258 $187 Net Income $163 $117 Debt-to-Equity Ratio 9.6x 10.0x U.S. dollars in millions 0.00% 0.25% 0.50% Q2 FY2014 Q2 FY2015 Q2 FY2016 Q2 FY2017 Q2 FY2018 TMCC - Consumer Portfolio Credit Performance* Net charge-offs as a percentage of average gross earning assets Aggregate balances for accounts 60 or more days past due as a percentage of gross earning assets 63.2% 57.5% Q2 FY2017 Q2 FY2018 TMCC - Market Share 1 Q2 FY2017 Q2 FY2018